Going concern	12 Months Ended
Dec. 31, 2019
Disclosure Of Going Concern [Abstract]
Going concern

23. Going concern

The Group fulfills its obligations by the use of its cash reserves. The Group has incurred recurring losses since inception, including net losses of USD 108.8 million for the year ended December 31, 2019. As of December 31, 2019, the Group had accumulated losses of USD 328.0 million, out of which USD 30.6 million were offset with share premium. The Group expects to continue to generate operating losses in the foreseeable future, and that it will be able to meet all of its obligations as they fall due for at least 12 months from the date these financial statements are issued, hence, the audited consolidated financial statements have been prepared on a going concern basis. However, the future viability of the Group beyond that point is dependent on its ability to raise additional capital to finance its future operations. The Group will seek additional funding through public or private financings, debt financing or collaboration agreements. The inability to obtain funding, as and when needed, would have a negative impact on the Group’s financial condition and ability to pursue its business strategies. If the Group is unable to obtain funding, the Group could be forced to delay, reduce or eliminate some or all of its research and development programs, product portfolio expansion or commercialization efforts, which could adversely affect its business prospects, or the Group may be unable to continue operations. Although management intends to pursue plans to obtain additional funding to finance its operations, there is no assurance that the Group will be successful in obtaining sufficient funding on terms acceptable to the Group to fund continuing operations, if at all, which could have material adverse effect on the Group’s business, results of operations and financial conditions.